Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2021
Prepayments and Other Current Assets [Abstract]
Schedule of prepayments and other current assets
	As of December 31,
	2020	2021
Advance deposit for intent acquisition (1)	—	100,000,000
Prepaid rental fees	—	656,011
Prepayments of services	34,672	300,000
Receivables of over-paid income tax	—	193,015
Others	6,440	318,898
Total	41,112	101,467,924

(1)	On July 27, 2021, the Group entered into investment cooperation agreement with Beijing Shangkun Education Technology Development Co., Ltd. (“Beijing S.K.”). Pursuant to the agreement, the Group prepaid RMB100,000,000 for the intent acquisition of Beijing S.K. The closing of the acquisition is subject to satisfaction of certain closing conditions, including but not limited to completion of internal restructuring of Beijing S.K. under the supervision of the Group, which is expected to complete within one year after signing of the agreement (See Note 19).